SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported: August 31, 2005


                              FINITY HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)


                                    000-2844
                            ------------------------
                            (Commission file number)

             Delaware                                  11-3210792
-----------------------------             --------------------------------------
(State or other jurisdiction             (I.R.S. Employer Identification Number)
  of incorporation)


                       3804 South Highland Drive, Suite 6
                            Salt Lake City, UT 84106
                --------------------------------------------------
               (Address of principal executive offices) (Zip code)


                                 (801) 424-9942
                --------------------------------------------------
              (Registrant's telephone number, including area code)

                   __________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 5.01 Changes in Control of Registrant

On August 31, 2005, Common Solutions, LLC acquired 34,000,000 shares of the Company's issued and outstanding common stock from the former controlling shareholder, such shares consisting 67.2% of the issued and outstanding shares of the Company.



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appoinment of Principal Officers

On August 31, 2005, Mr. John A. Courter resigned as President and Director of the Company.

On August 31, 2005 Mr. Gregory Boss was appointed to the Board of Director and elected President and Chief Financial Officer of the Company. Mr. Boss has on MBA from Westminster College and is previously been employed as a communications consultant.


Item. 8.01 Other Events.

On September 30, 2002 the federal Court approved a settlement of the Class Action lawsuit against the Company styled Eric Grant and Richard Plastine v. Douglas R. Beatz, et. al. filed in the U.S. District Court for the Southern District of California. Under the terms of the Settlement Agreement the Company agreed to issue such number of common shares to the class as equals 2.0% of the issued and outstanding stock of the Company in settlement of all claims against the Company. The Company will shortly be issuing a certificate to the Trustee for the agreed distribution per the settlement agreement.

In addition, shareholders who loaned the Company the sum of $264,402 have executed written releases forgiving this indebtedness. The income from the foregiveness of this indebtedness will be reflected in the financial statements of the Company for the three months and nine months ended September 30, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FINITY HOLDINGS, INC.


September 7, 2005                       /s/ Gregory Boss
                                          Gregory Boss
                                          President and Chief Executive Officer
                                          And Chief Financial Officer